Exhibit 99.2
FDIC-Assisted Acquisition Gulf State Community Bank November 19, 2010 NASDAQ: HOMB www.homebancshares.com

Forward Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company's 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Transaction Overview Purchased and assumed select assets and liabilities from the FDIC of Gulf State Community Bank Acquired approximately $112 million in assets & assumed approximately $100 million in deposits Loss share protection on approximately $70 million of covered loans and approximately $10 million of covered foreclosed assets Consumer loans of approximately $4 million are not covered under the loss sharing agreement Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc. Branches normally open on Saturday will be open under regular business hours on Saturday, November 20

Florida Panhandle Presence


Blountstown (2)
Southport
Panama City Beach
Panama City (2)
Bristol
Lynn Haven
Tallahassee (5)
Crawfordville (3+1)
Mexico Beach
Port St. Joe (2)
Panacea
Carrabelle (1+1)
Apalachicola
Eastpoint (1+2)
St. George Island (1+1)

- Coastal-Bayside-Wakulla Acquisitions
- Gulf State Acquisition

Strategic Opportunity Additive to current Florida footprint Complements recent Panhandle transactions Coastal Community / Bayside Savings / Wakulla Bank Popular long-time vacation destination for many Arkansans Enhances franchise in Wakulla and Franklin counties Financially compelling transaction - immediately accretive to: Net income Earnings per share Book value Tangible book value Leverages a portion of our excess capital

Overview of Gulf State Established on January 6, 1971 5 full service locations in two Florida counties - Franklin and Wakulla Core funded franchise ranked #2 in aggregate market share across its counties of operations Source: Core deposits defined as total deposits less jumbo time deposits MRQ as of 9/30/10 Core Deposits ($mm) Acquired Gulf State Branches Existing Branches Pro Forma Panhandle Branch Network

Deposit Market Share Deposit Market Share (1) Gulf State ranked 2nd with aggregate market share of 22.1% in Franklin and Wakulla counties combined Ranked 2 in Franklin county and 3 Wakulla county On a pro forma basis, top 2 deposit market share in HOMB combined counties of operation in Florida panhandle Source: SNL Financial. Data as of 6/30/10 (1) Deposit market share for HOMB counties of operation in Florida Panhandle: Bay, Calhoun, Franklin, Gulf, Leon, Liberty, and Wakulla.

DDA NOW MM&S Retail Jumbo East 37 13 38 12 West 30.6 38.6 31 31.6 North 45.9 46.9 45 43.9 Deposit Composition DDA NOW MM&S Retail Jumbo East 8 41 20 31 West 30.6 38.6 31 31.6 North 45.9 46.9 45 43.9 DD NOW MM&S R J East 10 0 38 23 29 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 HOMB(1) Gulf State HOMB - Pro Forma (Dollars in Millions) HOMB(1) (9/30/2010) Acquired Deposits HOMB Pro Forma Transaction Accounts $ 298 $ 37 $ 335 Money Market & Savings 1,179 13 1,192 Retail Time Deposits 610 38 648 Jumbo Time Deposits 832 12 844 $ 2,919 $ 100 $ 3,019 29% 40% 21% 10% 12% 38% 21% 40% 11% Transaction Accounts Money Market & Savings Jumbo Time Deposits Retail Time Deposits 37% 13% 28% HOMB pro forma for previously announced acquisition of Wakulla Bank

Loan Composition Loan Type HOMB (2) (9/30/10) Acquired Amount (3) (9/30/10) HOMB Pro-forma Total % of Pro-forma Total Loans Commercial RE (Non-farm/non-residential & agri.) $ 1,023 $25 $1,048 39% Construction/Land Development 533 23 556 21% Residential Real Estate 623 19 642 24% Commercial & Industrial (1) 318 4 322 12% Consumer 57 3 60 2% Other 53 0 53 2% Total $ 2,607 $74 $2,681 100% Includes Agricultural HOMB pro forma for previously announced acquisition of Wakulla Bank Before loan discounts and FDIC receivables (Dollars in Millions)

FLORIDA Port Charlotte Punta Gorda Marco Island Key Largo Islamorada Marathon (2) Big Pine Key West (3) Summerland 47 Branches (As of November 2010) Orlando (2) Winter Park Longwood (2) Clermont Eastpoint (1+2) Apalachicola Carrabelle (1+1) Port St. Joe (2) Lynn Haven Panama City (2) St. George Island (1+1) Panama City Beach Mexico Beach Southport ' Blountstown (2) Bristol Tallahassee (5) Panacea Crawfordville (3+1) Florida Pro-Forma Footprint Branch Locations Acquired Branches Existing Branches Leon County, FL - 5 Wakulla County, FL 1 4 Calhoun County, FL - 2 Liberty County, FL - 1 Bay County, FL - 6 Franklin County, FL 4 4 Gulf County, FL - 2 Charlotte County, FL - 2 Collier County, FL - 1 Lake County, FL - 1 Monroe County, FL - 9 Orange County, FL - 3 Seminole County, FL - 2 Total 5 42 Acquired Branch Locations Existing Branch Locations

Florida Deposit Market Share Selected Markets Branch Count HOMB Pro-forma Deposits (6/30/10) Total Deposits in Market Deposit Market Share Rank Deposit Market Share % Franklin County, FL 8 $225 $264 1 85.2% Wakulla County, FL 5 196 259 1 75.8 Liberty County, FL 1 15 43 2 34.8 Gulf County, FL 2 68 226 2 30.3 Bay County, FL 6 229 2,403 3 9.5 Calhoun County, FL 2 20 135 4 15.0 Key West, FL MSA 9 296 2,258 4 13.1 Leon County, FL 5 172 5,089 10 3.4 Punta Gorda MSA 2 17 3,266 16 0.5 Lake County, FL 1 55 4,783 17 1.2 Orange County, FL 3 120 21,972 19 0.6 Seminole County, FL 2 41 6,125 26 0.7 Naples - Marco Island MSA 1 24 11,056 36 0.2 (Dollars in Millions) Source: FDIC as of 6/30/10 Home BancShares Inc. Pro-Forma

Historical Acquisitions Year Acquired Bank Location Assets ($mm) 2003 Community Bank Cabot, AR $326 2005 Twin City Bank North Little Rock, AR $633 2005 Marine Bank Marathon, FL $258 2005 Bank of Mountain View Mountain View, AR $203 2008 Centennial Bank Little Rock, AR $234 2010 Old Southern Bank Orlando, FL $335 2010 Key West Bank Key West, FL $97 2010 Coastal Community Bank Panama City, FL $362 2010 Bayside Savings Bank Port Saint Joe, FL $63 2010 Wakulla Bank Crawfordville, FL $353

Florida Tallahassee Jacksonville Orlando Miami Tampa Potential Future Opportunities Potential Opportunity Total Institutions: 53 Total Assets: $17.0bn Median Age: 11 years Potential Opportunities Asset Size Distribution Source: SNL Financial Includes regulated depositories headquartered in Florida with assets less than $2.0 billion and Texas Ratio greater than 100% as of 9/30/2010. City

Conclusion Enhances Florida franchise Acquisition provides scale in Florida Panhandle Logical extension of existing HOMB franchise Financially attractive transaction Accretive to earnings, book value, tangible book value with conservative assumptions Acquisition is consistent with HOMB's operating strategy Stable core deposit base in Arkansas enhanced by higher-growth Florida markets Seamless integration expected HOMB has formed a dedicated team to lead the integration process for its FDIC-Assisted transactions in Florida

Contact Information Corporate Headquarters Home BancShares, Inc. 719 Harkrider St., Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Randy Mayor Chief Financial Officer (501) 472-1849 rmayor@homebancshares.com Website www.homebancshares.com

FDIC-Assisted Acquisition Gulf State Community Bank November 19, 2010 NASDAQ: HOMB www.homebancshares.com